EXHIBIT 99.1
Press Release
For further information, please contact:
Daniel R. Kadolph, Senior Vice President and Chief Financial Officer (708) 450-6759
MIDWEST BANC HOLDINGS, INC. REPORTS 2005 RESULTS
Net Income Rises for Fourth Quarter, Full Year
Core Income from Continuing Operations Expands
Loan Growth Maintains Strong Pace
Melrose Park, IL (January 26, 2006) —Midwest Banc Holdings, Inc. (Nasdaq: MBHI) announced today that continued growth in lending activity and other improvements led to a strong increase in earnings for the fourth quarter of 2005 when compared with the fourth quarter of 2004. The community bank holding company reported net income of $6.7 million ($0.30 per diluted share) for the fourth quarter, up from a loss of $5.6 million ($0.31 per diluted share) in the same period of 2004. For the full year, net income of $5.9 million ($0.30 per diluted share) was up from $2.4 million ($0.13 per diluted share) in 2004.
“We closed out the year with two solid and improving quarters, especially in the areas of loan growth and asset quality,” said James J. Giancola, president and chief executive officer. He noted that loan growth was 6% for the fourth quarter of 2005 and 23% for the year. “We enter 2006 as a much stronger and more focused organization than was the case just a year ago. Over the past 15 months, we expanded our management team, repositioned our balance sheet with both necessary charges and a public offering of common stock, and tied our strategy to the Chicago metropolitan area through the sale of our western Illinois subsidiary.”
“As 2006 begins, we are focused on expansion of our flagship subsidiary, Midwest Bank and Trust Company, both through expanded relationships in the communities we already serve and through strategic acquisitions and selective branch expansion,” he added. “We believe our internal control systems and management depth can accommodate significant growth in the years ahead.”

Quarterly Review of Core Income
Fourth quarter income from continuing operations (excluding the year-ago impact of the western Illinois subsidiary) improved to $6,670,000, or $0.30 per diluted share, from a loss of $3,278,000, or $0.18 per diluted share for the fourth quarter of 2004. Core income from continuing operations increased 131% to $6,670,000 from $2,884,000 a year ago. (Core income from continuing operations, a non-GAAP measure detailed in the table below, provides greater insight into comparisons between periods by eliminating the impact of specific charges related to the company’s turnaround process as well as the write down of the other real estate and life insurance benefit.)

$ in thousands, except per share amounts	4Q 2005	3Q 2005	2Q 2005	1Q 2005	4Q 2004
Income (loss) from Continuing Operations	$6,670	$5,913	$(17,149)	$2,977	$(3,278)
Life insurance benefit	—	(789)	—	—	—
Loss on U.S. Agency debt securities, net of tax	—	—	10,595	—	—
Charge from prepayment of FHLB advances, net of tax	—	—	5,886	—	2,158
Charge from unwinding of swaps, net of tax	—	—	2,206	—	—
Write down on other real estate owned, net of tax	—	—	1,502	—	—
Charge from redemption of trust preferred securities, net of tax	—	—	318	—	—
Employment severance charges, net of tax	—	—	123	—	218
Impairment loss on equity securities, net of tax	—	—	—	—	3,786
Core Income from Continuing Operations (1)	$6,670	$5,124	$3,481	$2,977	$2,884

Diluted EPS from Continuing Operations	$0.30	$0.29	$(0.94)	$0.16	$(0.18)
Core Diluted EPS from Continuing Operations (1)	$0.30	$0.25	$0.19	$0.16	$0.16

(1)	See attached reconciliation table.

Net Interest Margin and Core Efficiency Ratio Trends

$ in thousands	4Q 2005	3Q 2005	2Q 2005	1Q 2005	4Q 2004
Interest Income	$32,101	$28,880	$26,731	$24,532	$23,877
Interest Expense	$14,385	$12,457	$12,661	$11,294	$9,594
Net Interest Income	$17,716	$16,423	$14,070	$13,238	$14,283
Net Interest Margin - FTE	3.57%	3.53%	3.08%	3.01%	3.17%
Core Efficiency Ratio	50.66%	55.88%	63.89%	65.47%	56.97%
Total interest income increased 34% in the fourth quarter of 2005 to $32.1 million from $23.9 million in the fourth quarter of 2004, largely as a result of a 45% increase in loan interest to $23.0 million from $15.9 million. Total loans outstanding grew 23% to $1.4 billion at December 31, 2005 from $1.1 billion a year earlier. Total loans at year end were up 6% from $1.3 billion at September 30, 2005.
Total interest expense grew at a 50% rate to $14.4 million in the fourth quarter of 2005 from $9.6 million in the same period in 2004, reflecting higher costs of funds and the movement from interest-bearing demand deposits to certificates of deposits. Deposits increased 1% to $1.5 billion at December 31, 2005 from $1.5 billion a year earlier, while declining less than 1% from September 30, 2005 levels.
Net interest margin widened to 3.57% in the fourth quarter of 2005 from 3.17% a year earlier, while up slightly from 3.53% in the third quarter of 2005. “Deposit growth is a key mandate for Midwest Bank and Trust Company,” he said. “As we emphasize deeper relationships with customers in our targeted markets, we are focused on both the deposit and loan sides of the equation.” Giancola noted that there is strong competition among Chicago area banks for deposits, especially lower cost demand deposits, NOW, and money market accounts.
The company’s core efficiency ratio also improved, reflecting stronger core earnings from expanded lending activity and overall revenue growth. The core efficiency ratio improved to 50.7% in the fourth quarter from 57.0% a year earlier and 55.9% in the third quarter of 2005.
Asset Quality Ratios

	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Allowance for loan losses as % of loans	1.31	1.41	1.43	1.47	1.48
Nonaccruing loans as % of loans	0.58	0.54	0.54	0.77	0.85
Allowance for loan losses as % of nonaccruing loans	225	261	263	193	174
Net loan charge-offs as % of quarter-to-date average loans	0.12	0.08	0.13	0.01	0.20
The company’s net loan charge-offs declined to $382,000 in the fourth quarter from $531,000 in the fourth quarter of 2004. Net loan charge-offs were up from $239,000 in the third quarter of 2005.
The company’s allowance for loan losses declined to 1.31% of loans outstanding at December 31, 2005 from 1.48% at the end of 2004 and 1.41% at September 30, 2005. The allowance for loan losses represented 225% of nonaccruing loans at year-end 2005, compared with 174% a year earlier and 261% at September 30, 2005.

Public Offering and Repositioning Strengthen Balance Sheet
Stronger lending activity, the successful public offering of common stock and the sale of the western Illinois subsidiary yielded a stronger balance sheet at year-end 2005 than at the close of 2004, more than compensating for the repositioning charges, severance and other expenses incurred as part of the company’s turnaround.

$ in thousands, except per share data	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Total Assets	$2,307,608	$2,225,097	$2,526,163	$2,287,753	$2,236,813
Total Loans	$1,351,908	$1,277,432	$1,219,026	$1,153,395	$1,097,992
Investment Securities and Other Related Assets(2)	$758,357	$749,930	$735,163	$685,532	$695,787
Deposits	$1,523,384	$1,533,225	$1,502,208	$1,496,964	$1,501,646
Deposits (non-interest-bearing)	$158,406	$154,652	$157,055	$148,700	$162,610
Deposits (interest-bearing)	$1,364,978	$1,378,573	$1,345,153	$1,348,264	$1,339,036
Loan/Deposit Ratio	89%	83%	81%	77%	73%
Borrowings	$538,480	$442,255	$481,319	$369,408	$320,636
Stockholders’ Equity	$216,126	$215,186	$140,099	$135,792	$137,423
Book Value Per Share	$9.91	$9.87	$7.65	$7.44	$7.66

(2)	Includes investment securities, federal funds and other short-term investments, and net due from broker. See attached reconciliation table.
Stockholders’ equity increased 57% to $216.1 million at December 31, 2005 from $137.4 million at December 31, 2004, while book value per share grew 29% to $9.91 from $7.66. Investment securities and other related assets, as described above, increased 9% to $758.4 million at year-end 2005 from $695.8 million at year-end 2004, largely reflecting the repositioned portfolio with higher yield and reduced duration. Expanded emphasis on lending generated a significant increase in the company’s loan/deposit ratio, which grew to 89% at December 31, 2005 from 73% at December 31, 2004 and 83% at September 30, 2005.
“We plan to capitalize on the strength of our balance sheet as we expand our market share in the Chicago metropolitan area,” Giancola said. “This market presents substantial growth opportunities for well managed community banks, and we plan to capitalize on these opportunities.”

Financial Repositioning Yields Full-Year Loss from Continuing Operations
Write-offs and expenses related to the company’s repositioning and turnaround initiatives led to a $1.6 million ($0.08 per diluted share) loss from continuing operations for 2005, versus net income of $3.1 million ($0.17 per diluted share) in 2004. Core income from operations, as defined previously, which excludes these write-offs and expenses, increased 80% to $18.3 million ($0.92 per diluted share) in 2005 from $10.1 million ($0.55 per diluted share) in 2004.

$ in thousands, except per share amounts	2005	2004
Income (Loss) from Continuing Operations	$(1,589)	$3,072
Life insurance benefit	(789)	—
Loss on U.S. Agency debt securities, net of tax	10,595	—
Charge from prepayment of FHLB advances, net of tax	5,886	2,158
Charge from unwinding of swaps, net of tax	2,206	—
Write down on other real estate owned, net of tax	1,502	—
Charge from redemption of trust preferred securities, net of tax	318	—
Employment severance charges, net of tax	123	218
Impairment loss on equity securities, net of tax	—	3,786
Retirement benefit obligation, net of tax	—	902
Core Income from Continuing Operations (1)	$18,252	$10,136

Diluted EPS from Continuing Operations	$(0.08)	$0.17
Core Diluted EPS from Continuing Operations (1)	$0.92	$0.55

(1)	See attached reconciliation table.
“The fundamental performance of our company as a community banking organization improved throughout the past year as we significantly lowered our risk profile,” Giancola noted. “We believe we can continue to achieve stronger results at Midwest Bank and Trust Company, and continue the earnings momentum established in the third and fourth quarters of 2005.”

$ in thousands	2005	2004
Interest Income	$112,244	$91,962
Interest Expense	$50,797	$41,780
Net Interest Income	$61,447	$50,182
Net Interest Margin — FTE	3.31%	2.82%
Core Efficiency Ratio	58.35%	63.09%
Expanded lending activity and expense control were key drivers of improved core earnings in 2005. Loan growth was 23% in 2005. Interest income rose 22% to $112.2 million in 2005 from $92.0 million in 2004, while interest expense rose 22% to $50.8 million from $41.8 million. Net interest income grew 22% to $61.4 million from $50.2 million and net interest margin widened to 3.31% from 2.82%. The company reduced its core efficiency ratio for the year to 58.4% from 63.1% in 2004, due to expanded income.
James J. Giancola, president and chief executive officer, and Daniel R. Kadolph, chief financial officer, will review financial results and outlook with investors via a webcast and conference call to be conducted on Thursday, January 26, 2006 at 10:00 A.M. EST/9:00 A.M. CST. Interested parties wishing to participate in the interactive portion of the call can dial in at (877) 407-0778 or (201) 689-8565 for

International calls. The live webcast can be accessed at www.midwestbanc.com and will be available for replay on that website through April 26, 2006. The audio replay may be accessed through February 2, 2006 at (877) 660-6853 or (201) 612-7415 for International calls, account number 286, conference ID number 186914. Information on MBHI is available on the Internet at www.midwestbanc.com.
Midwest Banc Holdings, Inc. provides a wide range of retail and commercial lending services, personal and corporate trust services, residential mortgage origination, and securities and insurance brokerage activities throughout the greater Chicago metropolitan area. The Company’s principal operating subsidiaries are: Midwest Bank and Trust Company, Midwest Financial and Investment Services, Inc., and Midwest Bank Insurance Services, L.L.C.
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This press release contains certain “Forward-Looking Statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and should be reviewed in conjunction with the Company’s Annual Report on Form 10-K and other publicly available information regarding the Company, copies of which are available from the Company upon request. Such publicly available information sets forth certain risks and uncertainties related to the Company’s business which should be considered in evaluating “Forward-Looking Statements.”

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	(Unaudited)
	December 31,	December 31,
	2005	2004
ASSETS
Cash	$58,329	$49,245
Federal funds sold and other short-term investments	12,270	169,779
Securities available-for-sale	687,937	437,050
Securities held-to-maturity (fair value: $58,332 at December 31, 2005 and $89,010 at December 31, 2004)	59,451	88,958
Federal Reserve and Federal Home Loan Bank stock, at cost	14,661	13,830
Loans	1,351,908	1,097,992
Allowance for loan losses	(17,760)	(16,217)

Net loans	1,334,148	1,081,775
Cash value of life insurance	44,433	43,229
Premises and equipment, net	22,247	23,515
Other real estate	11,154	8,064
Core deposit and other intangibles, net	1,788	2,217
Goodwill	891	891
Assets held for sale	—	274,023
Other assets	60,299	44,237

Total assets	$2,307,608	$2,236,813

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Deposits
Non-interest-bearing	$158,406	$162,610
Interest-bearing	1,364,978	1,339,036

Total deposits	1,523,384	1,501,646
Federal funds purchased	68,000	—
Securities sold under agreements to repurchase	264,808	146,885
Advances from the Federal Home Loan Bank	150,000	118,079
Junior subordinated debt owed to unconsolidated trusts	55,672	55,672
Due to broker	1,301	—
Liabilities held for sale	—	250,456
Other liabilities	28,317	26,652

Total liabilities	2,091,482	2,099,390

STOCKHOLDERS’ EQUITY
Preferred stock, $.01 par value, 1,000,000 shares authorized; none issued	—	—
Common stock, $.01 par value, 32,000,000 shares authorized; 22,139,089 shares issued at December 31, 2005 and 18,668,140 share issued at December 31, 2004	221	187
Surplus	134,857	65,781
Retained earnings	92,121	95,829
Unearned stock-based compensation	(3,013)	(2,642)
Accumulated other comprehensive loss	(7,606)	(16,457)
Treasury stock, at cost (325,311 shares at December 31, 2005 and 586,413 shares at December 31, 2004)	(454)	(5,275)

Total stockholders’ equity	216,126	137,423

Total liabilities and stockholders’ equity	$2,307,608	$2,236,813

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(In thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,		September 30,	December 31,
	2005	2004	2005	2005	2004
Interest Income
Loans	$22,983	$15,902	$20,825	$79,947	$59,370
Securities
Taxable	8,174	7,353	7,192	29,429	28,028
Exempt from federal income taxes	669	117	340	1,248	615
Trading securities	—	—	198	388	1,560
Dividend income from Federal Reserve and Federal Home Loan Bank stock	157	208	183	727	1,058
Federal funds sold and other short-term investments	118	297	142	505	1,331

Total interest income	32,101	23,877	28,880	112,244	91,962
Interest Expense
Deposits	9,470	7,640	8,521	34,067	27,652
Federal funds purchased	412	36	317	1,016	68
Securities sold under agreement to repurchase	2,216	1,081	1,404	6,213	4,249
Advances from the Federal Home Loan Bank	1,335	(101)	1,340	5,701	6,244
Junior subordinated debt owed to unconsolidated trusts	952	938	875	3,791	3,547
Notes payable	—	—	—	9	20

Total interest expense	14,385	9,594	12,457	50,797	41,780

Net interest income	17,716	14,283	16,423	61,447	50,182
Provision for loan losses	149	1,800	813	2,589	3,400

Net interest income after provision for loan losses	17,567	12,483	15,610	58,858	46,782
Noninterest Income
Service charges on deposit accounts	1,273	1,264	1,335	5,139	5,255
Net losses on securities transactions	—	(664)	—	(17,440)	(3,786)
Impairment loss on equity securities	—	(6,248)	—	—	(6,248)
Net trading profits	13	185	269	413	209
Gains on sale of loans	103	101	116	357	537
Insurance and brokerage commissions	339	392	414	1,519	1,424
Trust income	79	72	80	303	304
Increase in cash surrender value of life insurance	478	331	399	1,765	1,450
Life insurance benefit	—	—	789	789	—
Other	253	200	160	910	767

Total noninterest income	2,538	(4,367)	3,562	(6,245)	(88)
Noninterest Expenses
Salaries and employee benefits	6,447	5,736	6,889	26,693	24,284
Occupancy and equipment	993	1,557	1,576	5,584	5,990
Professional services	1,355	1,444	1,029	4,723	4,672
Loss on extinguishment of debt	—	3,560	—	13,125	3,560
Other	2,069	2,426	1,783	10,402	7,985

Total noninterest expenses	10,864	14,723	11,277	60,527	46,491

Income (loss) before income taxes	9,241	(6,607)	7,895	(7,914)	203
Provision for income taxes	2,571	(3,329)	1,982	(6,325)	(2,869)

Income (loss) from continuing operations	6,670	(3,278)	5,913	(1,589)	3,072

Discontinued operations
Income (loss) from discontinued operations before income taxes	—	(3,993)	6,554	9,236	(2,002)
Provision for income taxes	—	(1,669)	925	1,703	(1,306)

Income (loss) from discontinued operations	—	(2,324)	5,629	7,533	(696)

Net Income (Loss)	$6,670	$(5,602)	$11,542	$5,944	$2,376

Basic earnings per share from continuing operations	$0.31	$(0.18)	$0.30	$(0.08)	$0.17

Basic earnings per share from discontinued operations	$0.00	$(0.13)	$0.28	$0.38	$(0.04)

Basic earnings per share	$0.31	$(0.31)	$0.58	$0.30	$0.13

	Three Months Ended			Twelve Months Ended
	December 31,		September 30,	December 31,
	2005	2004	2005	2005	2004
Diluted earnings per share from continuing operations	$0.30	$(0.18)	$0.29	$(0.08)	$0.17

Diluted earnings per share from discontinued operations	$0.00	$(0.13)	$0.28	$0.38	$(0.04)

Diluted earnings per share	$0.30	$(0.31)	$0.57	$0.30	$0.13

Cash dividends per common share	$0.12	$0.12	$0.12	$0.48	$0.48

Average common shares outstanding
Basic	21,797	17,906	20,060	19,573	17,888
Diluted – continuing operations	22,077	17,906	20,354	19,573	18,291
Diluted – discontinued operations	22,077	17,906	20,354	19,845	17,888
Diluted	22,077	17,906	20,354	19,845	18,291

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED NET INTEREST MARGIN
     The following table sets forth the average balances, net interest income and expense and average yields and rates for the Company’s interest-earning assets and interest-bearing liabilities for the indicated periods on a tax-equivalent basis assuming a 35.0% tax rate for 2005 and 2004.

	For the Three Months Ended
	December 31, 2005			December 31, 2004			September 30, 2005
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
				(Dollars in thousands)
Interest-Earning Assets:
Federal funds sold and other short term investments	$13,879	$118	3.40%	$59,025	$297	2.01%	$15,252	$142	3.72%
Securities:
Taxable(1)	682,325	8,588	5.03	745,338	7,767	4.17	643,561	7,803	4.85
Exempt from federal income taxes(1)	69,454	1,029	5.93	10,678	180	6.74	34,432	524	6.09

Total securities	751,779	9,617	5.12	756,016	7,947	4.20	677,993	8,327	4.92
FRB and FHLB stock	14,560	157	4.31	13,830	208	6.02	14,093	183	5.19
Loans:
Commercial loans(1) (3)(4)	190,735	3,492	7.32	171,790	2,490	5.80	179,926	3,106	6.91
Commercial real estate loans(1) (3)(4)(6)	904,757	16,376	7.24	736,970	11,538	6.26	854,888	14,876	6.96
Agricultural loans(3)(4)	2,182	41	7.52	1,460	23	6.30	1,565	29	7.41
Consumer real estate loans(3)(4)(6)	201,228	3,079	6.12	133,194	1,868	5.61	190,306	2,823	5.93
Consumer installment loans(3)(4)	4,005	79	7.89	3,926	74	7.54	3,796	75	7.90

Total loans	1,302,907	23,067	7.08	1,047,340	15,993	6.12	1,230,481	20,909	6.80

Total interest-earning assets	$2,083,125	$32,959	6.32%	$1,876,211	$24,445	5.20%	$1,937,819	$29,561	6.12%

Interest-Bearing Liabilities:
Deposits:
Interest-bearing demand deposits	$153,319	$322	0.84%	$194,681	$709	1.46%	$170,647	$355	0.83%
Money-market demand accounts and savings accounts	344,009	1,455	1.69	343,788	1,391	1.62	335,347	1,275	1.52
Time deposits less than $100,000	757,250	6,639	3.51	725,139	5,128	2.83	771,113	6,353	3.30
Time deposits of $100,000 or more	88,148	872	3.96	64,387	367	2.28	44,929	384	3.42
Public funds	19,018	182	3.83	8,000	45	2.25	18,900	154	3.26

Total interest-bearing deposits	1,361,744	9,470	2.80	1,335,995	7,640	2.28	1,340,936	8,521	2.56
Borrowings:
Federal funds purchased and repurchase agreements	289,409	2,628	3.63	169,814	1,117	2.63	224,556	1,721	3.07
FHLB advances	150,000	1,335	3.56	176,787	(101)	-0.23	150,000	1,340	3.57
Notes payable and other borrowings	55,672	952	6.84	55,672	938	6.74	55,672	875	6.29

Total borrowings	495,081	4,915	3.96	402,273	1,954	1.96	430,228	3,936	3.64

Total interest-bearing liabilities	$1,856,825	$14,385	3.08%	$1,738,268	$9,594	2.20%	$1,771,164	$12,457	2.80%

Net interest income (tax equivalent)(1) (5)		$18,574	3.24%		$14,851	3.00%		$17,104	3.32%

Net interest margin (tax equivalent)(1)			3.57%			3.17%			3.53%

Net interest income(2) (5)		$17,716			$14,283			$16,423

Net interest margin(2)			3.40%			3.05%			3.39%

(1)	Adjusted for 35% tax rate in 2005 and 2004 and adjusted for the dividends-received deduction where applicable.

(2)	Not adjusted for 35% tax rate in 2005 and 2004 or for the dividends-received deduction.

(3)	Nonaccrual loans are included in the average balance; however, these loans are not earning any interest.

(4)	Includes loan fees which are immaterial.

(5)	The following table reconciles reported net interest income on a tax equivalent basis for the periods presented:

	4Q05	4Q04	3Q05
Net interest income	$17,716	$14,283	$16,423
Tax equivalent adjustment to net interest income	858	568	681

Net interest income, tax equivalent basis	$18,574	$14,851	$17,104

(6)	Includes construction loans.

MIDWEST BANC HOLDINGS, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars and shares in thousands, except per share data)

Three Months Ended	Twelve Months Ended
December 31,	September 30,	December 31,
2005	2004	2005	2005	2004
Income Statement Data:
Net income (loss)	$6,670	$(5,602)	$11,542	$5,944	$2,376
Core net income (2)	6,670	3,291	5,840	20,872	12,171
Core efficiency ratio (2) (3) (4) (8)	50.66%	56.97%	55.88%	58.35%	63.09%

Per Share Data and Other:
Basic earnings per share from continuing operations	$0.31	$(0.18)	$0.30	$(0.08)	$0.17
Basic earnings per share from discontinued operations	0.00	(0.13)	0.28	0.38	(0.04)
Basic earnings per share	0.31	(0.31)	0.58	0.30	0.13
Diluted earnings per share from continuing operations	0.30	(0.18)	0.29	(0.08)	0.17
Diluted earnings per share from discontinued operations	0.00	(0.13)	0.28	0.38	(0.04)
Diluted earnings per share	0.30	(0.31)	0.57	0.30	0.13
Cash dividends declared	0.12	0.12	0.12	0.48	0.48
Book value at end of period	9.91	7.66	9.87	9.91	7.66
Tangible book value at end of period (10)	9.87	7.61	9.83	9.87	7.61
Stock price at end of period	22.25	21.87	23.06	22.25	21.87
Average stock price	22.42	20.98	21.91	21.22	21.75

Full time equivalent employees	402.00	382.00	388.00	402.00	382.00

Selected Financial Ratios:
Return on average assets from continuing operations (5)	1.18%	-0.56%	0.98%	-0.07%	0.13%
Core return on average assets from continuing operations (2) (5)	1.18	0.49	0.85	0.79	0.44
Return on average equity from continuing operations (6)	12.37	-9.37	13.49	-0.95	2.17
Core return on average equity from continuing operations (2) (5)	12.37	8.24	11.69	10.86	7.17
Dividend payout from continuing operations	39.55	n/a	44.58	n/a	279.59
Loans to deposits at end of period	88.74	73.12	83.32	88.74	73.12
Average equity to average assets	9.50	5.97	7.30	7.29	6.12
Equity to assets at end of period	9.37	6.14	9.67	9.37	6.14
Tangible capital to assets at end of period (10)	9.33	6.10	9.63	9.33	6.10
Tier I capital to risk-weighted assets (11)	16.97	13.27	17.33	16.97	13.27
Total capital to risk-weighted assets (11)	18.07	14.65	18.48	18.07	14.65
Net interest margin (tax equivalent) (7) (8)	3.57	3.17	3.53	3.31	2.82
Allowance for loan losses to total loans at the end of period	1.31	1.48	1.41	1.31	1.48
Net loans charged off to average loans	0.12	0.20	0.08	0.09	0.17
Nonaccruing loans to loans at the end of period	0.58	0.85	0.54	0.58	0.85
Nonperforming assets to total assets (9)	0.83	0.78	0.81	0.83	0.78
Allowance to nonaccruing loans	2.25	x	1.74	x	2.61	x	2.25x	1.74	x

	December 31,		September 30,
	2005	2004	2005
Balance Sheet Data:
Total assets	$2,307,608	$2,236,813	$2,225,097
Total earning assets	2,126,227	1,807,609	2,048,772
Average earning assets (quarter-to-date)	2,083,125	1,876,211	1,937,819
Average earning assets (year-to-date)	1,938,236	1,863,460	1,889,409
Average assets (quarter-to-date)	2,252,078	2,330,635	2,382,602
Average assets (year-to-date)	2,305,086	2,310,594	2,322,965
Total loans	1,351,908	1,097,992	1,277,432
Average loans (quarter-to-date)	1,302,907	1,047,340	1,230,481
Average loans (year-to-date)	1,211,678	986,167	1,180,934
Total securities	747,388	526,008	751,342
Average securities (quarter-to-date)	751,779	756,016	677,993
Average securities (year-to-date)	693,901	744,224	674,397
Allowance for loan losses	17,760	16,217	17,993
Total deposits	1,523,384	1,501,646	1,533,225
Average deposits (quarter-to-date)	1,517,163	1,495,560	1,499,732
Average deposits (year-to-date)	1,500,286	1,451,581	1,494,614
Borrowings	538,480	320,636	442,255
Stockholders’ equity	216,126	137,423	215,186
Tangible stockholders’ equity (10)	215,235	136,532	214,295
Average equity (quarter-to-date)	213,872	139,185	173,838
Average equity (year-to-date)	168,025	141,444	152,575

Common Shares Outstanding	21,814	17,932	21,793
Average Shares Outstanding (quarter -to-date)	21,797	17,906	20,060
Average Shares Outstanding (year -to-date)	19,573	17,888	18,824

(1)	Core net income is net income excluding the balance sheet repositioning and severance charges, the gain on sale of subsidiary, write down of other real estate, and the life insurance benefit. The following table reconciles reported net income to core net income for the periods presented:

	Quarter-to-date			Year-to-date
	4Q05	4Q04	3Q05	2005	2004
Net income (loss)	$6,670	$(5,602)	$11,542	$5,944	$2,376
Gain on sale of subsidiary, net of tax	—	—	(6,881)	(6,881)	—
Life insurance benefit	—	—	(789)	(789)	—
Loss on U.S. Agency debt securities, net of tax	—	—	1,968	12,563	—
Charge from prepayment of FHLB advances, net of tax	—	2,555	—	5,886	2,555
Charge from unwinding of swaps, net of tax	—	—	—	2,206	—
Write down on other real estate owned, net of tax	—	—	—	1,502	—
Charge from redemption of trust preferred securities, net of tax	—	—	—	318	—
Employment severance charges, net of tax	—	218	—	123	218
Impairment loss on equity securities, net of tax	—	6,120	—	—	6,120
Retirement benefit obligation, net of tax	—	—	—	—	902

Core net income	$6,670	$3,291	$5,840	$20,872	$12,171

Core diluted earnings per share	$0.30	$0.18	$0.29	$1.05	$0.67

	Quarter-to-date			Year-to-date
	4Q05	4Q04	3Q05	2005	2004
Income (loss) from continuing operations	$6,670	$(3,278)	$5,913	$(1,589)	$3,072
Gain on sale of subsidiary, net of tax	—	—	—	—	—
Life insurance benefit	—	—	(789)	(789)	—
Loss on U.S. Agency debt securities, net of tax	—	—	—	10,595	—
Charge from prepayment of FHLB advances, net of tax	—	2,158	—	5,886	2,158
Charge from unwinding of swaps, net of tax	—	—	—	2,206	—
Write down on other real estate owned, net of tax	—	—	—	1,502	—
Charge from redemption of trust preferred securities, net of tax	—	—	—	318	—
Employment severance charges, net of tax	—	218	—	123	218
Impairment loss on equity securities, net of tax	—	3,786	—	—	3,786
Retirement benefit obligation, net of tax	—	—	—	—	902

Core income from continuing operations	$6,670	$2,884	$5,124	$18,252	$10,136

Core diluted earnings per share from continuing operation	$0.30	$0.16	$0.25	$0.92	$0.55

(2)	The following table reconciles investment securities to investment securities and other related assets for the periods presented:

	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Investment securities	$747,388	$751,342	$518,245	$681,434	$526,008
Federal funds and other short-term investments	12,270	5,440	9,294	4,098	169,779
Net due from broker	(1,301)	(6,852)	207,624	—	—

Total investment securities and other related assets	$758,357	$749,930	$735,163	$685,532	$695,787

(3)	Excludes net gains or losses on securities transactions.

(4)	Noninterest expense less amortization and other real estate expenses divided by the sum of net interest income (tax equivalent) plus noninterest income.

(5)	Net income divided by average assets for the period. (6) Net income divided by average equity for the period.

(7)	Net interest income, on a tax equivalent basis, divided by average interest earning assets for the period.

(8)	The following table reconciles reported net interest income on a tax equivalent basis for the periods presented:

QTD	4Q05	4Q04	3Q05
Net interest income	$17,716	$14,283	$16,423
Tax equivalent adjustment to net interest income	858	568	681

Net interest income, tax equivalent basis	$18,574	$14,851	$17,104

YTD	2005	2004
Net interest income	$61,447	$50,182
Tax equivalent adjustment to net interest income	2,628	2,399

Net interest income, tax equivalent basis	$64,075	$52,581

(9)	Includes total nonaccrual loans and other real estate owned.

(10)	Stockholders’ equity less goodwill. The following table reconciles reported stockholders’ equity to tangible stockholders’ equity for the periods presented:

	4Q05	4Q04	3Q05
Stockholders’ equity	$216,126	$137,423	$215,186
Goodwill	891	891	891

Tangible stockholders’ equity	$215,235	$136,532	$214,295

(11)	These regulatory capital ratios exclude the accumulated other comprehensive loss as follows:

	4Q05	4Q04	3Q05
Accumulated other comprehensive loss	$(7,606)	$(16,457)	$(3,937)